UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549



                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  January 27, 2004
                                                        ----------------

                             ASB FINANCIAL CORP.
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           (Exact name of registrant as specified in its charter)



            Ohio                   0-25906                   31-1429488
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(State or other jurisdiction     (Commission                (IRS Employer
     of incorporation)           File Number)            Identification No.)



            503 Chillicothe Street, Portsmouth, Ohio     45662
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            (Address of principal executive offices)  (Zip Code)


     Registrant's telephone number, including area code:  (740) 354-3177
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        (Former name or former address, if changed since last report)


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                                  FORM 8-K
                                  --------


Item 7.   Financial Statements and Exhibits.
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          (a) and (b).  Not applicable.

          (c)   Exhibits.

                See Index to Exhibits.

Item 12.   Results of Operations and Financial Condition.
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      On January 27, 2004, ASB Financial Corp. issued a press release regarding its earnings for the quarter ended December 31, 2003. The press release is attached as Exhibit 99 hereto and incorporated herein by reference.


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                                 SIGNATURES
                                 ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       ASB FINANCIAL CORP.



                                       By:  /s/ Michael L. Gampp
                                            -------------------------------
                                            Michael L. Gampp
                                            Vice President and Chief
                                             Financial Officer


Date: January 28, 2004


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                              INDEX TO EXHIBITS
                              -----------------


Exhibit Number                             Description
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      99           Press Release of ASB Financial Corp. dated January 27, 2004


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